Exhibit 10.3

Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

This Amendment to Collaboration and License Agreement (hereinafter the “Amendment”), dated as of December 4, 2000 (the “Effective Date”), is made by and between GPC Biotech AG (formerly GPC AG-GENOME PHARMACEUTICALS CORPORATION), a German stock corporation having its principal place of business at Fraunhofer Strasse 20, 85152 Martinsried, Munich, Germany (“GPC”), and MORPHOSYS AG, a German stock corporation with its principal place of business at Lena-Christ-Str. 48, 82152 Martinsried, Munich, Germany (“MORPHOSYS”). MORPHOSYS and GPC are each hereafter referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, GPC and MORPHOSYS are parties to that certain Collaboration and License Agreement having an effective date of April 15, 1999 (the “Collaboration and License Agreement”); and

WHEREAS, GPC and MORPHOSYS desire to amend the Collaboration and License Agreement, as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound, GPC and MORPHOSYS mutually agree as follows:

ARTICLE I. AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Collaboration and License Agreement.

2. Amendment of Collaboration and License Agreement. The Collaboration and License Agreement is hereby amended as follows:

(a) The last sentence of Section 3.1(a) of the Collaboration and License Agreement is hereby deleted in its entirety and replaced with the following text:

“To facilitate the exercise of the rights granted to GPC hereunder, MORPHOSYS hereby agrees to take all reasonable measures to grant, or cause to be granted to GPC, sublicenses under certain technology and intellectual property rights therein (the “Third Party Rights”). The Third Party Rights are established and defined in the following four agreements (the “Technology Agreements”):

(i)	License Agreement by and among MORPHOSYS and DYAX CORP. and PROTEIN ENGINEERING CORPORATION, dated October 4, 1996 (the “Dyax Agreement”);

(ii)	License Agreement by and between MORPHOSYS and GENENTECH, INC. dated December April 30, 2000 (the “Genentech Agreement”);

(iii)	Non-Exclusive Derived Product License Agreement between SCA VENTURES INC. and MORPHOSYS dated December 10, 1999 (the “SCA Agreement”); and

(iv)	Collaboration Agreement between BIOSITE DIAGNOSTICS INCORPORATED and MORPHOSYS dated January 1, 2000 (the “Biosite Agreement”).

GPC hereby acknowledges that it has received summary or redacted versions of the Technology Agreements and the respective third party patent rights are attached hereto as Exhibit A. Pursuant to the Dyax Agreement, the Genentech Agreement and the SCA Agreement, MORPHOSYS hereby grants to GPC a sublicence of MORPHOSYS’ rights under those Third Party Agreements; provided that: (i) the sublicense under the Genentech Agreement shall become effective only upon the execution and delivery by GPC of the agreement entitled “Morphosys Partner Agreement” which pertains to the Genentech, Inc. Third Party Rights; (ii) the sublicense under the Dyax Agreement shall become effective only upon the execution and delivery by GPC of the agreement entitled “Third Party Agreement” which pertains to the Dyax Corp. and Protein Engineering

Corporation Third Party Rights; and (iii) the sublicense under the SCA Agreement shall become effective only upon the execution and delivery by GPC of the agreement entitled “Third Party Agreement” which pertains to the SCA Ventures, Inc. Third Party Rights (each of the referenced three agreements are attached hereto as Exhibit B). In addition, MORPHOSYS hereby grants to GPC a sublicense of the Dower Patent Rights (as that term is defined in the Biosite Agreement). For the avoidance of doubt, MORPHOSYS does not grant a sublicense of the Xoma Patent Rights (as such term is defined in the Biosite Agreement) to GPC hereunder; however, MORPHOSYS agrees to make a written request of Biosite, in accordance with Section 3.1.3 of the Biosite Agreement, that Biosite grant a sublicense to GPC of the Xoma Patent Rights (as such term is defined in the Biosite Agreement).

MORPHOSYS used reasonable care in preparing the MORPHOSYS intellectual property (IP) summary dated October 2000 (attached hereto as Exhibit C) in light of such summary’s intended use, and, to the extent such summary contains statements of fact, such statements of fact were, to the best of MORPHOSYS’ knowledge, true as of the date the summary was prepared. In addition, the milestone and royalty payments due under the Technology Agreements and for John Hopkins University patent rights (which are part of MORPHOSYS Background Inventions (TRIM technology)) are summarized under Exhibit D.

ARTICLE 2. MISCELLANEOUS

1. Fee. As consideration for the grant rights hereunder, GPC shall pay to MORPHOSYS a total fee of *** US Dollars (US$***), of which *** US Dollars (US$***) will be due upon execution of this Agreement and *** US Dollars (US$***) will be due 15 days after the Effective Date of this Amendment. The remaining *** US Dollars (US$***) will be due 120 days after the Effective Date of this Amendment. All payments will be made by GPC upon receipt of a corresponding invoice by MORPHOSYS.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Confirmation. Except as expressly amended by this Amendment, the Collaboration and License Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts (excluding its body of law controlling conflicts of law).

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date set forth above.

MorphoSys AG		GPC Biotech AG

By:	/s/ S.E. Moroney	By:	/s/ Dr. Elmar Maier
Name:	S.E. Moroney	Name:	Dr. Elmar Maier
Title:	C.E.O	Title:	Vice President Business Development

By:	/s/ D. Lemus	By:	/s/ Sebastian Meier-Ewert
Name:	D. Lemus	Name:	Sebastian Meier-Ewert
Title:	CFO	Title:	Vice President, Head Research

EXHIBIT A

THIRD PARTY PATENT RIGHTS

1)	Dyax Corp. Patent Rights in relation to its phage display technology

U.S. Patents Nos. 5,223,409, 5,403,484, and 5,571,698, 5,837,500, and EP Patent No. 436,597, together with any continuations, continuations-in-part, divisionals, reexaminations, renewals, or extensions thereof, and any foreign counterpart thereto.

2)	Genentech Patent Rights in relation to a special embodiment of the phage display technology:

U.S. Patents Nos.5,750,373, 5,780,279, 5,821,047 and 5,846,765 together with any continuations, continuations-in-part, divisional applications, re-examinations, renewals, or extensions thereof, and any foreign counterparts thereto, including EP 564 531.

3)	SCA Venture Patent Rights in relation to single-chain Fv fragments and display of such fragments on the surface of organisms such as phages.

Title	Inventor	Country	Date Filed	Serial No.	Patent No.	Date Issued

Single	Ladner,	US	09/02/86	06/902,971	Abandoned

Polypeptide	Bird

Chain Molecules

		US	09/02/87	07/092,110	Abandoned

		PCT	09/02/87	PCT/US87/02208

		EP	09/02/87	87906006.9	0281604	03/31/93

		Austria	09/02/87	87906006.9	0281604	03/31/93

		Belgium	09/02/87	87906006.9	0281604	03/31/93

		France	09/02/87	87906006.9	0281604	03/31/93

Title	Inventor	Country	Date Filed	Serial No.	Patent No.	Date Issued

		Germany	09/02/87	87906006.9	0281604	03/31/93

		Italy	09/02/87	87906006.9	0281604	03/31/93

		Luxem-bourg	09/02/87	87906006.9	0281604	03/31/93

		Netherlands	09/02/87	87906006.9	0281604	03/31/93

		Sweden	09/02/87	87906006.9	0281604	03/31/93

		Switzerland	09/02/87	87906006.9	0281604	03/31/93

		U. Kingdom	09/02/87	87906006.9	0281604	03/31/93

		CA	09/04/87	546164

		Japan	09/02/88	219589

		US	01/19/89	07/299,617	4,946,778	08/07/90

		US	04/25/90	07/512,910	5,260,203	11/09/93

		US	04/01/93	08/040,440	5,455,030	10/03/95

		US	06/06/95	08/468,988	5,518,889	05/21/96

		US	06/06/95	08/468,992	5,534,621	07/09/96

Computer Based	Ladner	US	09/02/86	06/902,970	4,704,692	11/03/87

System and

Method for

Determining

Possible

Chemical

Structures

		PCT	09/02/87	PCT/US87/02211

		EP	09/02/87	87906007.7	Abandoned

		US	11/02/87	07/115,919	Abandoned

Title	Inventor	Country	Date Filed	Serial No.	Patent No.	Date Issued

		US	06/09/88	07/204,940	4,881,175	Abandoned

Organism	Ladner,	***	***	***	***	***

Carrying a Single	Glick, Bird

Chain Antibody

Domain at its

Surface

		PCT	03/02/88	PCT/US88/00716

		EP	03/02/88	88903058.1	0349578	11/30/94

		France	03/02/88	88903058.1	0349578	11/30/94

		Germany	03/02/88	88903058.1	0349578	11/30/94

		UK	03/02/88	88903058.1	0349578	11/30/94

		***	***	***	***

		***	***	***	***

		***	***	***	***

		***	***	***	***

Incremental	Hardman	US	09/02/87	07/092,147	4,939,666	07/03/90

Macromolecule

Construction

Method

		CA	09/01/88	576,386	Abandoned

		JP	9/02/88	221223

Linkers for	Whitlow,	US	11/20/92	07/980,529

Linked Fusion	Filpula

Polypeptides

		US	01/15/93	08/002,845

		PCT	11/17/93	PCT/US93/11138	Abandoned

		US	04/07/94	08/224,591	5,856,456	01/05/99

		US	09/10/97	08/926,789

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Title	Inventor	Country	Date Filed	Serial No.	Patent No.	Date Issued

Antigen Binding	Whitlow,	US	10/13/94	08/323,445	5,763,733	06/09/98

Fusion Proteins	Filpula,

Shorr

		US	08/16/95	08/515,903	5,767,260	06/16/98

		PCT	10/13/95	PCT/US95/12840	Abandoned

Stabilized	Lee	US	04/07/95	08/417,855	5,656,730	08/12/97

Monomeric

Protein

Compositions

		***	***	***

Production and	Filpula,	***	***	***	***

Uses of	Wang,

Glycosylated	Shorr,

Single Chain Fv	Whitlow,

Proteins	Lee

		***	***	***	***

		***	***	***	***

		***	***	***	***

		PCT	04/30/98	PCT/US98/08662

***	***	***	***	***

***	***

***	***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4)	Biosite Patent Rights in relation to phage display of multimeric binding proteins:

Dower Patents

Country	Serial number	Filing date	Patent number	Issue date	Status
US	07/517,659	05/01/90	5,427,908	06/27/95	Issued
US	08/376,326	01/20/95	5,580,717	12/03/96	Issued
***	***	***			***
PCT	US91/02989	05/01/91	—		Published
EPO	91908963,1	05/01/91	0527839	12/02/98	Granted
EPO	98200770,0	03/11/98	—		Pending
Japan	3-508896	05/01/91	—		Pending

XOMA PATENTS

Title:	Modular Assembly of Antibody Genes. Antibodies Prepared Thereby and Use
Inventors:	Robinson, Liu, Horwitz, Wall, Better

1)	Based on PCT/US86/02269, which is a continuation-in-part of U.S. Serial No. 06/793.980 filed November 1, 1985 (abandoned)

Country	Serial No.	Patent No.
*United States	06/793,980
Australia	65981/86	Issued 606,320
Canada	521,909	Pending
Denmark	3385/87	Pending
Taiwan	75105650	Issued 51922
*United States	06/086,266

2)	Based on PCT/US88/02514, which corresponds to U.S. Serial No. 07/077,528 which is a continuation-in-part of 06/086,266 (abandoned), which is a continuation-in-part of U.S. Serial No. 06/793,980 (abandoned).

Country	Serial No.	Patent No.
Australia	23244/88	Issued 632,462
Austria	EP88907510.7	Granted EP/0371998
Belgium	EP 88907510.7	Granted EP/0371998
Canada	572,398	Pending
Denmark	192/90	Pending
Europe	EP 88907510.7	Granted EP/0371998
Europe	EP 95119798.7	Pending (divisional)
France	EP 88907510.7	Granted EP/0371998
Germany	EP 88907510.7	Granted EP/0371998
Italy	EP 88907510.7	Granted EP/0371998
Japan	506481/88	Pending
Luxembourg	EP 88907510.7	Granted EP/0371998
Netherlands	EP 88907510.7	Granted EP/0371998
Sweden	EP 88907510.7	Granted EP/0371998
Switzerland/Liechtenstein	EP 88907510.7	Granted EP/0371998
United Kingdom	EP 88907510.7	Granted EP/0371998
Europe	EP 93100041.8	Granted EP/0550400

*	Cases Abandoned in favor of a continuing application

Austria	EP 93100041.8	Granted EP/0550400
Belgium	EP 93100041.8	Granted EP/0550400
France	EP 93100041.8	Granted EP/0550400
Germany	EP 93100041.8	Granted EP/0550400
Italy	EP 93100041.8	Granted EP/0550400
Luxembourg	EP 93100041.8	Granted EP/0550400
Netherlands	EP 93100041.8	Granted EP/0550400
Sweden	EP 93100041.8	Granted EP/0550400
Switzerland/Liechtenstein	EP 93100041.8	Granted EP/0550400
United Kingdom	EP 93100041.8	Granted EP/0550400
*United States	07/077,528

3)	Based on U.S. Serial No. 07/501.092 filed March 29, 1990, which is a continuation-in-part of U.S. Serial No. 07/077, 528 (Modular Assembly of Antibody Genes, Antibodies Prepared Thereby and Use; Robinson, Liu, Horwitz, Wall, Better) and of U.S. Serial No. 07/142,039 (Novel Plasmid Vector with Pectate Lyase Signal Sequence; Lei, Wilcox).

Country	Serial No.	Patent No.
*United States	07/501,092
*United States	07/987,555
*United States	07/870,404
*United States	08/020,671
United States	08/235,225	5,618,920
United States	08/299,085	5,595,898
United States	08/357,234	5,576,195
United States	08/472,696	Allowed
United States	08/472,691	Pending
United States	08/467,140	5,698,435
United States	08/450,731	5,693,493
United States	08/466,203	5,698,417

*	Cases abandoned in favor of a continuing application

Title:	Novel Plasmid Vector with Pectate Lyase Signal Sequence
Inventors:	Lei, Wilcox

Based on U.S. Serial No. 07/142,039 filed January 11, 1988 and PCT/US89/00077

Country	Serial No.	Patent No.
Australia	29377/89	Issued/627443
Canada	5887.885	I.338,807
Europe	EP 89901763.6	Granted EP/0396612
Austria	EP 89901763.6	Granted EP/0396612
Belgium	EP 89901763.6	Granted EP/0396612
France	EP 89901763.6	Granted EP/0396612
Germany	EP 89901763.6	Granted EP/0396612
Italy	EP 89901763.6	Granted EP/0396612
Luxembourg	EP 89901763.6	Granted EP/0396612

Netherlands	EP 89901763.6	Granted EP/0396612
Sweden	EP 89901763.6	Granted EP/0396612
Switzerland/Liechtenstein	EP 89901763.6	Granted EP/0396612
United Kingdom	EP 89901763.6	Granted EP/0396612
Japan	501661/89	Pending
*United States	07/142.039

*	Cases abandoned in favor of a continuing application

EXHIBIT B

Attached hereto are the three Third Party Agreements.

DYAX AGREEMENT

Third Party Agreement

The undersigned hereby acknowledges that Dyax Corp. and Protein Engineering Corporation (collectively, “Licensor”), each having a principal place of business at 765 Concord Avenue, Cambridge, Massachusetts 02138, have licensed certain patent rights to and under U.S. Patent No. 5,223,409 entitled “Directed Evolution of Novel Binding Proteins”, U.S. Patent No. 5,403,484 entitled “Viruses Expressing Chimeric Binding Proteins”, and 5,571,698, 5,837,500, and EP Patent No. 436,597 and associated patent rights, to (“Licensee”) under a License Agreement (the “License”) effective as of, a copy of which has been provided to the undersigned by Licensee; and that the undersigned as a Third Party Transferee expects to receive from Licensee or its Affiliates one or more Licensed Intermediates or services or proprietary information with respect to one or more Licensed Intermediates (collectively, the “Transferred Technology”). All terms not otherwise defined herein shall have the meanings ascribed to them in the License.

1. In consideration of the value of the patent rights referenced above in developing the Transferred Technology, the undersigned agrees (a) to use the Transferred Technology solely within the Field of Use to make, have made, use, sell and have sold Licensed Products (collectively, “Covered Products”); and (b) to maintain and retain complete and accurate records of sales of Covered Products and any amounts paid or payable to Licensee in relation to such Covered Products, all in accordance with Section 4.4 of the License.

2. If the undersigned is notified, by Licensor or Licensee or otherwise, that the License has been terminated in accordance with its terms, such termination shall not affect the rights of the undersigned to make, use and sell Covered Products; provided, however, that the undersigned hereby agrees that from and after the date of such termination the undersigned shall have the obligation (a) to pay directly to Licensor all amounts due pursuant to the Payment Schedule elected by Licensee under Section 4.1 of the License (as determined, in the event of any conflict, by the records of Licensor), including royalties on Net Sales, with respect to all Covered Products (which shall be deemed for purposes of this paragraph to be “Licensed Products” as defined in the License), and (b) deliver directly to Licensor all reports otherwise due to Licensee pursuant to paragraph 1 above. All such payments and reports shall be subject to the terms and conditions therefor set forth in the License, which are incorporated herein. To the extent that the foregoing constitutes a grant of rights to the undersigned under Patent Rights with respect to the Transferred Technology, such rights shall be contingent and, in the event of a failure to make any such payments or any other material breach by the undersigned, terminate upon thirty (30) days notice unless the breach is cured prior to expiration of such period. Licensor shall not be deemed to have assumed, and will not be liable for, any representations, warranties or obligations of Licensee to the undersigned.

3. This Agreement is executed and delivered as an instrument under seal expressly for the benefit of each of Licensor and Licensee and their respective Affiliates and permitted successors and shall be subject to the terms of Article 8 of the License, which are incorporated herein.

{Company Name}	Address:

SCA-VENTURES AGREEMENT

THIRD PARTY AGREEMENT

The undersigned hereby acknowledges that SCA VENTURES Inc., a corporation of the State of Delaware (SCA VENTURES) having its principal place of business at 20 Kingsbridge Road, Piscataway, New Jersey 08854-3969, USA has licensed certain SCA VENTURES PATENT RIGHTS to MORPHOSYS AG (LICENSEE) under a NON-EXCLUSIVE DERIVED PRODUCT LICENSE AGREEMENT effective as of                     , a redacted copy of which has been provided to the undersigned by LICENSEE; and that the undersigned, as a THIRD PARTY TRANSFEREE, expects to receive, or receive services or proprietary information with respect to, an INTERMEDIATE, INTERMEDIATE PRODUCT(S) or DERIVED PRODUCT(S) or a sublicense of all or a portion of the rights granted to LICENSEE under the attached NON-EXCLUSIVE DERIVED PRODUCT LICENSE AGREEMENT (collectively, the TRANSFERRED TECHNOLOGY) from the LICENSEE or its AFFILIATES. All terms not otherwise defined herein shall have the same meanings set forth in the attached NON-EXCLUSIVE DERIVED PRODUCT LICENSE AGREEMENT.

1. In consideration of the value of the SCA VENTURES PATENT RIGHTS in developing the TRANSFERRED TECHNOLOGY, the undersigned agrees (a) to use the TRANSFERRED TECHNOLOGY solely to develop, make, use, sell, offer for sale and import DERIVED PRODUCTS, or (b) to use the TRANSFERRED TECHNOLOGY only in accordance with its agreement with LICENSEE, if more restrictive. The undersigned further agrees that in no event will it sell, transfer or license an INTERMEDIATE or an INTERMEDIATE PRODUCT without first obtaining the written approval of SCA VENTURES.

If the undersigned is notified, by SCA VENTURES or LICENSEE or otherwise, that the NON-EXCLUSIVE DERIVED PRODUCT LICENSE AGREEMENT has been terminated in accordance with its terms, such termination shall not affect the rights of the undersigned to develop, make, use, sell, offer for sale and import DERIVED PRODUCTS; provided, however, that the undersigned hereby agrees that from and after the date of such termination the undersigned shall be bound by the terms and conditions of the NON-EXCLUSIVE DERIVED PRODUCT LICENSE AGREEMENT. To the extent that the foregoing constitutes a grant of rights to the undersigned under SCA VENTURES PATENT RIGHTS with respect to the TRANSFERRED TECHNOLOGY, such rights shall be contingent and, in the event of any material breach by the undersigned, shall terminate upon thirty (30) days written notice from SCA VENTURES unless the breach is cured prior to expiration of such period. SCA VENTURES and its AFFILIATES shall not be deemed to have assumed, and will not be liable for, any representations, warranties or obligations of LICENSEE to the undersigned.

This THIRD PARTY AGREEMENT is executed and delivered as an instrument under seal expressly for the benefit of each of SCA VENTURES and LICENSEE and their respective AFFILIATES and permitted successors and assigns.

THIRD PARTY TRANSFEREE:

Address:

By:

Title:

LICENSEE:

By:

Title:

GENENTECH AGREEMENT

Morphosys Partner Agreement

The undersigned hereby acknowledges that Genentech, Inc., having a principal place of business at 1 DNA Way, South San Francisco, California 94080-4990, has granted certain limited license under U.S. Patent Nos. 5,750,373; 5,780,279; 5,821,047; 5,846,765; EP 564 531 and patents related thereto (“Patent License”), to Morphosys under a License Agreement (the “License Agreement”) effective as of April 30, 2000, a redacted copy of which has been provided to the undersigned by Morphosys; and that the undersigned as a Morphosys Partner expects to receive from Morphosys one or more Licensed Products, services or proprietary Information with respect to Morphosys HuCal Technology or Morphosys TRIM Technology (collectively, the “Transferred Technology”). All terms not otherwise defined herein shall have the same meanings set forth in the License Agreement.

1. In consideration of the value of the Patent License in developing the Transferred Technology, the undersigned agrees (a) to use the Transferred Technology solely within the Field to research and develop, make, have made, use, sell and have sold Licensed Products (collectively, “Covered Products”); and (b) to maintain and retain complete and accurate records of sales of Covered Products and any amounts paid or payable to Morphosys in relation to such Covered Products.

2. If the undersigned is notified, by Genentech or Morphosys or otherwise, that the License Agreement has been terminated in accordance with its terms, such termination shall not affect the rights of the undersigned to research and develop, make, have made, use, sell and have sold Covered Products; provided, however, that the undersigned hereby agrees that from and after the date of such termination, the undersigned shall have the obligation (a) to pay directly to Genentech all amounts due pursuant to the License Agreement, with respect to all Covered Products (which shall be deemed for purposes of this paragraph to be “Licensed Products” as defined in the License Agreement), and (b) deliver directly to Genentech all payments and reports otherwise due to Morphosys pursuant to paragraph 1 above. All such payments and reports shall be subject to the terms and conditions therefor set forth in the License Agreement, which are incorporated herein. To the extent that the foregoing constitutes a grant of rights to the undersigned under the Patent License with respect to the Transferred Technology, such rights shall be contingent and, in the event of a failure to make any required payments to Genentech or any other material breach of this Agreement by the undersigned, such rights under the Patent License shall terminate upon thirty (30) days’ notice (and the undersigned shall have no other rights whatsoever under the License Agreement), unless the breach is cured prior to expiration of such period.

3. This Agreement is executed and delivered as an instrument under seal expressly for the benefit of each of Genentech and Morphosys and their respective Affiliates and permitted successors.

{Company Name}	Address:

By:

Title:

EXHIBIT C

EXHIBIT REMOVED FROM CONTRACT UPON EXECUTION OF AMENDMENT NO. 2

TO AGREEMENT

EXHIBIT D

EXHIBIT REMOVED FROM CONTRACT UPON EXECUTION OF AMENDMENT NO. 2

TO AGREEMENT